Exhibit 99.1
2006 Financial Information Second Quarter
Table of Contents

Earnings Release	Pages 1-4

Consolidated Financial Highlights	Page 5

Consolidated Balance Sheets	Page 6

Average Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Page 8
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 9

Consolidated Statements of Income and Comprehensive Income	Page 10
(Linked Quarters)

Asset Quality Information	Page 11

Non Interest Income and Non Interest Expense Detail	Page 12

Allowance for Loan Losses – Net Charge-off Detail	Page 13

FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308

Investor Relations:
Tom O’Malley
p. 330-384-7109

For Release July 20, 2006, 7:30 a.m. EST

Analysts: Tom O’Malley
(330) 384-7109
FirstMerit Reports Second Quarter
2006 Earnings of $0.35 Per Share
Second Quarter Highlights
•	Diluted earnings per share of $0.35

•	Net income of $27.7 million

•	Return on average common equity of 12.75%

•	Return on average assets of 1.10%
AKRON, Ohio, — July 20, 2006 — FirstMerit Corporation (Nasdaq: FMER) today announced second quarter 2006 net income of $27.7 million, or $0.35 per diluted share. This compares with $36.1 million, or $0.43 per diluted share, for the second quarter 2005. Returns on average common equity (“ROE”) and average assets (“ROA”) for second quarter were 12.75% and 1.10%, respectively, compared with 15.07% and 1.40% for the second quarter 2005.
For the first six months of 2006, the Company reported net income of $57.6 million, or $0.72 per diluted share, compared with $66.2 million, or $0.79 per diluted share, for the first six months of 2005.
Paul G. Greig, President and Chief Executive Officer, said, “During my first two months, at FirstMerit I visited all of our regions, met with all of our people and a significant number of our customers. I am extremely impressed with our high level of customer service which is essential to the successful execution of our super community banking model. Building on the foundation I saw, we have undertaken a number of actions to make us a stronger company, enhance our relationships with customers, and improve revenue growth and efficiency. The major change was reorganizing around business segments, with business segment leaders reporting to me. This increases our company’s focus on commercial banking and better supports commercial and small business revenue generation. We also realigned the structure of our retail branch system, placing profitability and service responsibility on branch managers and incenting them on those key measures.”
In commenting on the quarter, Greig said, “In addition to absorbing costs associated with the organizational improvements, we also experienced higher credit-related costs driven by a single $4.6 million after-tax charge-off. Given the underlying credit indicators for the quarter, we believe this charge-off to be more of an anomaly than indicative of future trends. Over the past few years FirstMerit has delivered on its commitment to restoring credit quality and lowering net charge-offs and I expect overall progress to continue in 2006.”
Total revenue, defined as net interest income on a fully tax-equivalent (“FTE”) basis plus noninterest income net of securities transactions, totaled $138.5 million for the second quarter 2006, compared with $138.6 million reported in the second quarter 2005. FTE net interest income was $86.4 million for the second quarter 2006, a decline of $2.1 million, or 2.32%, compared with the year-ago quarter. During the quarter the net interest margin expanded 4 basis points to 3.78%, compared with the second quarter 2005.
The Company expanded its net interest margin amidst a challenging interest rate environment by taking advantage of opportunities within its flexibly structured investment portfolio. For the second quarter 2006, average investment securities accounted for 23.80% of average assets, compared with 27.44% for the second quarter 2005. The $441.6 million, or 15.58%, reduction in the securities portfolio supported a $300.0 million, or 15.92%, reduction of average borrowed funds, along with $129.3 million, or 1.96%, growth in the average loan portfolio. Average commercial loan growth of $168.1 million, or 4.89%, and average home equity loan growth of $68.1 million, or 9.68%, offset declining average balances in the mortgage, installment and lease portfolios.
Noninterest income excluding securities transactions totaled $52.1 million for the second quarter 2006, compared with $50.1 million for the second quarter 2005, an increase of $2.0 million, or 3.90%. Credit card fees increased $1.0 million, or 9.08%, and service charges increased $0.2 million, or 1.18%. Compared with the first quarter 2006, credit card fees increased $0.8 million, or 7.56%, and deposit service charges rose $1.9 million, or 12.10%.
Noninterest expense totaled $85.2 million for the second quarter 2006, compared with $79.4 million for the second quarter 2005. Salary, wages, pension and employee benefits increased $5.4 million, or 12.99%, driven primarily by share-based compensation expense of $3.4 million. Additionally, expenses related to organizational restructurings also increased overall non interest expense during the quarter. The organizational changes are part of the Company’s initiatives to improve efficiency and generate revenue through a realigned and streamlined business structure.
Net charge-offs totaled $13.0 million in the second quarter 2006, compared with $10.3 million for the second quarter 2005, or 0.78% and 0.62% of average loans, respectively. The Company’s longer term trend of improving charge-off levels was interrupted by costs related to a credit relationship that accounted for $6.6 million of the quarter’s total net charge-offs. The Company expects to return to its trend of lower charge-off levels for the balance of 2006. As of June 30, 2006, nonperforming assets were $58.8 million, or 0.86%, of period-end loans plus other real estate, compared with $54.0 million, or 0.82%, at June 30, 2005. Nonperforming assets declined $14.2 million, or 19.41%, from March 31, 2006.

The Company recorded $13.2 million of loan loss provision in the second quarter 2006, compared with loan loss provision of $6.0 million in the second quarter 2005. On June 30, 2006, criticized commercial assets accounted for 6.93% of total commercial loans, compared with criticized commercial asset levels of 7.59% on June 30, 2005.
At June 30 2006, the allowance for loan losses was 1.29% of loans, compared with 1.36% at December 31, 2005. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.37% at June 30, 2006, compared with 1.45% at December 31, 2005.
Assets at June 30, 2006, totaled $10.3 billion, equivalent to $10.3 billion total at June 30, 2005. Period-end loan growth of $194.4 million, or 2.94%, was driven by a $236.9 million, or 6.90% increase in the commercial lending portfolio, offsetting declines in the mortgage, installment and leasing portfolios.
Deposits totaled $7.4 billion at June 30, 2006, an increase of $228.4 million, or 3.18% from June 30, 2005. Non interest bearing demand deposit accounts (DDA) increased $26.8 million, or 1.86% over that time. For the second quarter of 2006, average deposits increased $104.2 million, or 1.42%, compared with the second quarter of 2005.
Shareholders’ equity was $870.7 million at June 30, 2006. The Company’s capital position remains strong as tangible equity to assets was 7.20% at quarter-end. The common dividend per share paid in the second quarter 2006 was $0.28, a $0.01 increase from the second quarter 2005.
Second Quarter 2006
Conference Call: FirstMerit Corporation will host a conference call today, July 20, 2006, at 2P.M. EST.
To participate in the conference, please dial (877) 493-9121 ten minutes before start time and provide the reservation number 7617207.
The 2006 earnings release will be available at approximately 7:30 a.m. on the Internet at www.firstmerit.com under the Investor Relations portion of the Web site. Any material non-public information will be posted on the Web site immediately after the conference call ends.
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.3 billion as of June 30, 2006 and 160 banking offices in 24 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2006	2006	2005	2005	2005
EARNINGS	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Net interest income FTE (a)	$86,377	86,563	88,152	88,347	88,432
Provision for loan losses	13,159	6,106	16,260	9,974	5,972
Other income	52,078	45,397	47,586	47,846	50,095
Other expenses	85,218	81,899	79,274	78,926	79,397
FTE adjustment (a)	647	590	650	641	655
Net income	27,661	29,964	27,656	36,594	36,145
Diluted EPS	0.35	0.37	0.34	0.43	0.43

PERFORMANCE RATIOS
Return on average assets (ROA)	1.10%	1.20%	1.07%	1.41%	1.40%
Return on average common equity (ROE)	12.75%	13.67%	11.52%	14.90%	15.07%
Net interest margin FTE (a)	3.78%	3.80%	3.73%	3.70%	3.74%
Efficiency ratio	61.39%	61.90%	58.26%	57.81%	57.14%
Number of full-time equivalent employees	2,986	3,104	3,057	3,073	3,078

MARKET DATA
Book value/common share	$10.88	10.91	11.39	11.65	11.69
Period-end common share mkt value	20.94	24.66	25.91	26.79	26.11
Market as a % of book	193%	226%	228%	230%	223%
Cash dividends/common share	$0.28	0.28	0.28	0.28	0.27
Common stock dividend payout ratio	80.00%	75.68%	82.35%	65.12%	62.79%
Average basic common shares	79,983	80,374	82,786	83,489	83,603
Average diluted common shares	80,203	80,648	83,082	83,978	83,890
Period end common shares	80,058	79,766	82,335	83,442	83,522
Common shares repurchased	1,329	2,618,588	1,228,293	178,872	145,143
Common stock market capitalization	$1,676,415	1,967,030	2,133,300	2,235,411	2,180,759

ASSET QUALITY
Gross charge-offs	$18,038	14,914	22,736	14,207	15,422
Net charge-offs	13,021	9,178	18,379	10,002	10,278
Allowance for loan losses	87,727	87,589	90,661	92,780	92,808
Reserve for unfunded lending commitments	5,716	5,853	6,072	5,857	5,785
Nonperforming assets (NPAs)	58,786	72,941	72,257	51,398	53,985
Net charge-off/average loans ratio	0.78%	0.56%	1.09%	0.60%	0.62%
Allowance for loan losses/period-end loans	1.29%	1.31%	1.36%	1.39%	1.40%
Allowance for credit losses/period-end loans	1.37%	1.40%	1.45%	1.47%	1.49%
NPAs/loans and other real estate	0.86%	1.09%	1.08%	0.77%	0.82%
Allowance for loan losses/nonperforming loans	174.80%	136.22%	145.61%	221.46%	208.74%
Allowance for credit losses/nonperforming loans	186.19%	145.32%	155.36%	235.44%	221.76%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.20%	7.31%	7.94%	8.18%	8.19%
Average equity to assets	8.66%	8.79%	9.33%	9.46%	9.32%
Average equity to loans	12.93%	13.27%	14.22%	14.66%	14.58%
Average loans to deposits	90.63%	91.58%	92.11%	91.73%	90.16%

AVERAGE BALANCES
Assets	$10,051,623	10,111,553	10,211,619	10,295,827	10,329,167
Deposits	7,426,029	7,313,509	7,273,980	7,245,562	7,321,860
Loans	6,730,531	6,697,732	6,699,997	6,646,112	6,601,204
Earning assets	9,174,008	9,245,882	9,368,139	9,465,288	9,489,431
Shareholders’ equity	870,234	888,818	952,715	974,147	962,239

ENDING BALANCES
Assets	$10,254,773	10,100,717	10,154,359	10,285,329	10,313,955
Deposits	7,402,239	7,510,562	7,233,650	7,352,026	7,173,857
Loans	6,804,769	6,672,102	6,667,327	6,685,462	6,610,385
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	3,311	3,533	3,756	3,978	4,200
Earning assets	9,315,062	9,193,741	9,256,389	9,419,355	9,491,957
Total shareholders’ equity	870,698	870,552	937,580	972,348	976,016
NOTES:
(a) — Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited, except December 31, 2005, which is derived from the audited financial statements)

	June 30,	December 31,	June 30,
	2006	2005	2005
ASSETS
Cash and due from banks	$228,690	225,953	201,240
Investment securities (at fair value)	2,436,086	2,546,496	2,828,127
Federal funds sold	25,000	—	890
Loans held for sale	49,207	42,566	52,555
Loans:
Commercial loans	3,659,687	3,519,483	3,422,758
Mortgage loans	618,560	628,581	634,777
Installment loans	1,561,757	1,524,355	1,601,022
Home equity loans	763,585	778,697	737,207
Credit card loans	136,966	145,592	138,335
Leases	64,214	70,619	76,286

Total loans	6,804,769	6,667,327	6,610,385
Less allowance for loan losses	(87,727)	(90,661)	(92,808)

Net loans	6,717,042	6,576,666	6,517,577
Premises and equipment, net	119,233	120,420	118,038
Goodwill	139,245	139,245	139,245
Intangible assets	3,311	3,756	4,200
Accrued interest receivable and other assets	536,959	499,257	452,083

Total assets	$10,254,773	10,154,359	10,313,955

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,466,628	1,523,731	1,439,800
Demand-interest bearing	842,354	830,248	834,315
Savings and money market accounts	2,261,557	2,304,177	2,350,829
Certificates and other time deposits	2,831,700	2,575,494	2,548,913

Total deposits	7,402,239	7,233,650	7,173,857

Securities sold under agreements to repurchase	1,156,346	1,426,037	1,699,337
Wholesale borrowings	658,720	401,104	333,627
Accrued taxes, expenses, and other liabilities	166,770	155,988	131,118

Total liabilities	9,384,075	9,216,779	9,337,939

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at June 30, 2006, December 31, 2005 and June 30, 2005	127,937	127,937	127,937
Capital surplus	105,397	108,210	108,736
Accumulated other comprehensive loss	(62,013)	(42,850)	(19,651)
Retained earnings	1,007,346	994,487	977,052
Treasury stock, at cost, 11,968,035, 9,691,424 and 8,504,487 shares at June 30, 2006, December 31, 2005 and June 30, 2005, respectively	(307,969)	(250,204)	(218,058)

Total shareholders’ equity	870,698	937,580	976,016

Total liabilities and shareholders’ equity	$10,254,773	10,154,359	10,313,955

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in thousands)

	Quarterly Periods
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
ASSETS
Cash and due from banks	$188,915	194,042	192,189	197,412	197,548
Investment securities/fed funds sold	2,392,208	2,500,021	2,619,248	2,764,724	2,833,818
Loans held for sale	51,269	48,129	48,894	54,452	54,409
Loans:
Commercial loans	3,603,083	3,567,263	3,519,807	3,441,231	3,434,946
Mortgage loans	626,476	630,702	637,877	641,532	641,865
Installment loans	1,526,094	1,513,938	1,556,212	1,594,801	1,601,775
Home equity loans	772,196	775,728	772,757	754,492	704,054
Credit card loans	137,545	141,821	142,743	140,873	137,919
Leases	65,137	68,280	70,601	73,183	80,645

Total loans	6,730,531	6,697,732	6,699,997	6,646,112	6,601,204
Less allowance for loan losses (a)	86,583	90,229	91,916	91,852	96,342

Net loans	6,643,948	6,607,503	6,608,081	6,554,260	6,504,862

Total earning assets	9,174,008	9,245,882	9,368,139	9,465,288	9,489,431

Premises and equipment, net	119,666	120,155	117,387	117,471	118,392
Accrued interest receivable and other assets	655,617	641,703	625,820	607,508	620,138

TOTAL ASSETS	$10,051,623	10,111,553	10,211,619	10,295,827	10,329,167

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,455,229	1,462,671	1,488,679	1,457,487	1,470,673
Demand-interest bearing	865,563	848,209	817,009	838,549	834,708
Savings and money market accounts	2,280,657	2,292,865	2,332,528	2,333,331	2,370,280
Certificates and other time deposits	2,824,580	2,709,764	2,635,764	2,616,195	2,646,199

Total deposits	7,426,029	7,313,509	7,273,980	7,245,562	7,321,860

Securities sold under agreements to repurchase	1,212,470	1,295,178	1,443,740	1,478,857	1,385,644
Wholesale borrowings	371,309	433,257	375,167	442,035	498,088

Total funds	9,009,808	9,041,944	9,092,887	9,166,454	9,205,592
Accrued taxes, expenses and other liabilities (a)	171,581	180,791	166,017	155,226	161,336

Total liabilities	9,181,389	9,222,735	9,258,904	9,321,680	9,366,928

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	104,477	108,330	108,303	108,564	108,559
Accumulated other comprehensive (loss) income	(54,132)	(44,150)	(39,834)	(25,682)	(26,883)
Retained earnings	1,001,647	998,173	994,301	982,419	968,408
Treasury stock	(309,695)	(301,472)	(237,992)	(219,091)	(215,782)

Total shareholders’ equity	870,234	888,818	952,715	974,147	962,239

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,051,623	10,111,553	10,211,619	10,295,827	10,329,167

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES
(Dollars in thousands)

	Three months ended			Year ended			Three months ended
	June 30, 2006			December 31, 2005			June 30, 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$188,915			194,485			197,548
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,054,338	20,102	3.92%	2,416,360	91,814	3.80%	2,478,319	23,722	3.84%
Obligations of states and political subdivisions (tax exempt)	88,144	1,490	6.78%	99,487	6,707	6.74%	99,756	1,673	6.73%
Other securities and federal funds sold	249,726	3,823	6.14%	255,568	12,291	4.81%	255,743	3,037	4.76%

Total investment securities and federal funds sold	2,392,208	25,415	4.26%	2,771,415	110,812	4.00%	2,833,818	28,432	4.02%
Loans held for sale	51,269	512	4.01%	52,740	2,854	5.41%	54,409	804	5.93%
Loans	6,730,531	122,990	7.33%	6,610,509	430,402	6.51%	6,601,204	105,196	6.39%

Total earning assets	9,174,008	148,917	6.51%	9,434,664	544,068	5.77%	9,489,431	134,432	5.68%
Allowance for loan losses	(86,583)			(94,118)			(96,342)
Other assets	775,283			729,398			738,530

Total assets	$10,051,623			10,264,429			10,329,167

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,455,229	—	—	1,466,106	—	—	1,470,673	—	—
Demand — interest bearing	865,563	2,583	1.20%	827,829	5,871	0.71%	834,708	1,230	0.59%
Savings and money market accounts	2,280,657	12,079	2.12%	2,356,813	32,944	1.40%	2,370,280	7,517	1.27%
Certificates and other time deposits	2,824,580	29,326	4.16%	2,647,908	86,764	3.28%	2,646,199	20,696	3.14%

Total deposits	7,426,029	43,988	2.38%	7,298,656	125,579	1.72%	7,321,860	29,443	1.61%

Securities sold under agreements to repurchase	1,212,470	12,957	4.29%	1,409,135	45,423	3.22%	1,385,644	10,624	3.08%
Wholesale borrowings	371,309	5,595	6.04%	431,787	21,449	4.97%	498,088	5,933	4.78%

Total interest bearing liabilities	7,554,579	62,540	3.32%	7,673,472	192,451	2.51%	7,734,919	46,000	2.39%
Other liabilities	171,581			158,125			161,336

Shareholders’ equity	870,234			966,726			962,239

Total liabilities and shareholders’ equity	$10,051,623			10,264,429			10,329,167

Net yield on earning assets	$9,174,008	86,377	3.78%	9,434,664	351,617	3.73%	9,489,431	88,432	3.74%

Interest rate spread			3.19%			3.26%			3.30%

Notes:	Interest income on tax-exempt securities and loans have been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
Interest income:
Interest and fees on loans, including held for sale	$123,450	105,975	241,190	206,124
Interest and dividends on investment securities and federal funds sold	24,820	27,802	50,152	55,494

Total interest income	148,270	133,777	291,342	261,618

Interest expense:
Interest on deposits:
Demand-interest bearing	2,583	1,230	4,945	2,186
Savings and money market accounts	12,079	7,517	22,827	13,892
Certificates and other time deposits	29,326	20,696	55,427	41,296
Interest on securities sold under agreements to repurchase	12,957	10,624	24,880	19,465
Interest on wholesale borrowings	5,595	5,933	11,560	10,992

Total interest expense	62,540	46,000	119,639	87,831

Net interest income	85,730	87,777	171,703	173,787
Provision for loan losses	13,159	5,972	19,265	17,586

Net interest income after provision for loan losses	72,571	81,805	152,438	156,201

Other income:
Trust department income	5,744	5,684	11,138	11,189
Service charges on deposits	18,010	17,800	34,076	32,620
Credit card fees	11,478	10,523	22,149	19,934
ATM and other service fees	3,273	3,298	6,381	6,257
Bank owned life insurance income	5,310	3,024	8,296	6,098
Investment services and insurance	2,581	2,828	5,178	5,686
Manufactured housing income	35	40	38	142
Investment securities gains, net	4	(25)	20	1,847
Loan sales and servicing income	2,833	1,520	4,278	2,653
Other operating income	2,810	5,403	5,921	8,608

Total other income	52,078	50,095	97,475	95,034

Other expenses:
Salaries, wages, pension and employee benefits	46,721	41,351	89,752	80,744
Net occupancy expense	6,120	5,881	12,669	12,417
Equipment expense	2,914	3,002	5,872	6,187
Stationery, supplies and postage	2,403	2,484	4,856	4,945
Bankcard, loan processing and other costs	7,417	5,444	13,244	11,168
Professional services	3,738	3,843	6,501	5,993
Amortization of intangibles	222	222	445	445
Other operating expense	15,683	17,170	33,778	33,409

Total other expenses	85,218	79,397	167,117	155,308

Income before federal income tax expense	39,431	52,503	82,796	95,927
Federal income tax expense	11,770	16,358	25,171	29,694

Net income	$27,661	36,145	57,625	66,233

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding losses, net of taxes	(8,652)	18,111	(18,400)	(4,493)
Unrealized hedging gain (loss), net of taxes	37	538	(750)	556
Minimum pension liability adjustment, net of taxes	—	(122)	—	(305)
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	3	(16)	13	1,201

Total other comprehensive income (loss), net of taxes	(8,618)	18,543	(19,163)	(5,443)

Comprehensive income	$19,043	54,688	38,462	60,790

Net income applicable to common shares	$27,661	36,145	57,625	66,233

Net income used in diluted EPS calculation	$27,666	36,152	57,635	66,247

Weighted average number of common shares outstanding — basic	79,983	83,603	80,177	83,849

Weighted average number of common shares outstanding — diluted	80,203	83,890	80,420	84,187

Basic earnings per share	$0.35	0.43	0.72	0.79

Diluted earnings per share	$0.35	0.43	0.72	0.79

Dividend per share	$0.28	0.27	0.56	0.54

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS (Unaudited) (Dollars in thousands, except share data)

	Quarterly Results
	2006	2006	2005	2005	2005
	2nd Q	1st Q	4th Q	3rd Q	2nd Q
Interest and fees on loans, including held for sale	$123,450	117,740	115,850	111,169	105,975
Interest and dividends — securities and federal funds sold	24,820	25,332	26,109	26,700	27,802

Total interest income	148,270	143,072	141,959	137,869	133,777

Interest on deposits:
Demand-interest bearing	2,583	2,362	1,953	1,732	1,230
Savings and money market accounts	12,079	10,748	10,352	8,700	7,517
Certificates and other time deposits	29,326	26,101	23,831	21,637	20,696
Securities sold under agreements to repurchase	12,957	11,923	13,423	12,535	10,624
Wholesale borrowings	5,595	5,965	4,898	5,559	5,933

Total interest expense	62,540	57,099	54,457	50,163	46,000

Net interest income	85,730	85,973	87,502	87,706	87,777
Provision for loan losses	13,159	6,106	16,260	9,974	5,972

Net interest income after provision for loan losses	72,571	79,867	71,242	77,732	81,805

Other income:
Trust department income	5,744	5,394	5,430	5,515	5,684
Service charges on deposits	18,010	16,066	17,884	18,561	17,800
Credit card fees	11,478	10,671	10,601	10,437	10,523
ATM and other service fees	3,273	3,108	3,157	3,453	3,298
Bank owned life insurance income	5,310	2,986	3,092	3,074	3,024
Investment services and insurance	2,581	2,597	2,696	2,226	2,828
Manufactured housing income	35	3	3	3	40
Investment securities gains (losses), net	4	16	39	40	(25)
Loan sales and servicing income	2,833	1,445	1,668	2,076	1,520
Other operating income	2,810	3,111	3,016	2,461	5,403

Total other income	52,078	45,397	47,586	47,846	50,095

Other expenses:
Salaries, wages, pension and employee benefits	46,721	43,031	40,790	42,149	41,351
Net occupancy expense	6,120	6,549	5,746	5,567	5,881
Equipment expense	2,914	2,958	4,152	2,962	3,002
Stationery, supplies and postage	2,403	2,453	2,546	2,559	2,484
Bankcard, loan processing and other costs	7,417	5,827	7,042	5,802	5,444
Professional services	3,738	2,763	3,389	2,632	3,843
Amortization of intangibles	222	223	222	222	222
Other operating expense	15,683	18,095	15,387	17,033	17,170

Total other expenses	85,218	81,899	79,274	78,926	79,397

Income before income tax expense	39,431	43,365	39,554	46,652	52,503
Federal income taxes	11,770	13,401	11,898	10,058	16,358

Net income	$27,661	29,964	27,656	36,594	36,145

Other comprehensive income (loss), net of taxes	(8,618)	(10,545)	(8,927)	(14,272)	18,540

Comprehensive income	$19,043	19,419	18,729	22,322	54,685

Net income applicable to common shares	27,661	29,964	27,656	36,594	36,145

Adjusted net income used in diluted EPS calculation	27,666	29,969	27,659	36,601	36,152

Weighted-average common shares — basic	79,983	80,374	82,786	83,489	83,603

Weighted-average common shares — diluted	80,203	80,648	83,082	83,978	83,890

Basic net income per share	$0.35	0.37	0.33	0.44	0.43

Diluted net income per share	$0.35	0.37	0.34	0.43	0.43

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2005 annual period which
    is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	June 30	Mar 31	Dec 31	Sep 30	June 30	Dec 31
	2006	2006	2005	2005	2005	2005
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$87,589	90,661	92,780	92,808	97,115	97,296
Allowance related to loans sold	—	—	—	—	—	—
Provision for loan losses	13,159	6,106	16,260	9,974	5,971	43,820
Charge-offs	18,038	14,914	22,736	14,207	15,422	69,105
Recoveries	5,017	5,736	4,357	4,205	5,144	18,650

Net charge-offs	13,021	9,178	18,379	10,002	10,278	50,455

Allowance for loan losses, end of period	$87,727	87,589	90,661	92,780	92,808	90,661

Reserve for unfunded lending commitments, beginning of period	$5,853	6,072	5,857	5,785	6,479	5,774
Provision for credit losses	(137)	(219)	215	72	(694)	298

Reserve for unfunded lending commitments, end of period	$5,716	5,853	6,072	5,857	5,785	6,072

Allowance for Credit Losses	$93,443	93,442	96,733	98,637	98,593	96,733

Ratios

Provision for loan losses as a % of average loans	0.78%	0.37%	0.96%	0.60%	0.36%	0.66%
Provision for credit losses as a % of average loans	-0.01%	-0.01%	0.01%	0.00%	-0.04%	0.00%
Net charge-offs as a % of average loans	0.78%	0.56%	1.09%	0.60%	0.62%	0.76%
Allowance for loan losses as a % of period-end loans	1.29%	1.31%	1.36%	1.39%	1.40%	1.36%
Allowance for credit losses as a % of period-end loans	1.37%	1.40%	1.45%	1.48%	1.49%	1.45%
Allowance for loan losses as a % of nonperforming loans	174.80%	136.22%	145.61%	221.46%	208.74%	145.61%
Allowance for credit losses as a % of nonperforming loans	186.19%	145.32%	155.36%	235.44%	221.76%	155.36%

Asset Quality

Impaired loans:
Nonaccrual	$41,927	56,258	54,176	34,144	38,124	54,176
Other nonperforming loans:
Nonaccrual	8,261	8,044	8,086	7,751	6,336	8,086

Total nonperforming loans	50,188	64,302	62,262	41,895	44,460	62,262

Other real estate (“ORE”)	8,598	8,639	9,995	9,503	9,525	9,995

Total nonperforming assets (“NPAs”)	$58,786	72,941	72,257	51,398	53,985	72,257

NPAs as % of period-end loans + ORE	0.86%	1.09%	1.08%	0.77%	0.82%	1.08%

Past due 90 days or more & accruing interest	$16,483	18,640	17,931	21,451	17,969	17,931

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL (Unaudited) (Dollars in thousands)

	2006	2006	2005	2005	2005
QUARTERLY OTHER INCOME DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Trust department income	$5,744	5,394	5,430	5,515	5,684
Service charges on deposits	18,010	16,066	17,884	18,561	17,800
Credit card fees	11,478	10,671	10,601	10,437	10,523
ATM and other service fees	3,273	3,108	3,157	3,453	3,298
Bank owned life insurance income	5,310	2,986	3,092	3,074	3,024
Investment services and insurance	2,581	2,597	2,696	2,226	2,828
Manufactured housing income	35	3	3	3	40
Investment securities gains (losses), net	4	16	39	40	(25)
Loan sales and servicing income	2,833	1,445	1,668	2,076	1,520
Other operating income	2,810	3,111	3,016	2,461	5,403

Total Other Income	$52,078	45,397	47,586	47,846	50,095

	2006	2006	2005	2005	2005
QUARTERLY OTHER EXPENSES DETAIL	2nd Qtr	1st Qtr	4th Qtr	3 Qtr	2nd Qtr
Salaries, wages, pension and employee benefits	$46,721	43,031	40,790	42,149	41,351
Net occupancy expense	6,120	6,549	5,746	5,567	5,881
Equipment expense	2,914	2,958	4,152	2,962	3,002
Taxes, other than federal income taxes	1,802	1,819	1,578	849	880
Stationery, supplies and postage	2,403	2,453	2,546	2,559	2,484
Bankcard, loan processing and other costs	7,417	5,827	7,042	5,802	5,444
Advertising	2,369	2,766	1,415	1,863	3,182
Professional services	3,738	2,763	3,389	2,632	3,843
Telephone	1,094	1,128	1,136	1,206	1,095
Amortization of intangibles	222	223	222	222	222
Other operating expense	10,418	12,382	11,258	13,115	12,013

Total Other Expenses	$85,218	81,899	79,274	78,926	79,397

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail (Unaudited) (Dollars in thousands)

	Quarters ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
Allowance for loan losses — beginning of period	$87,589	97,115	90,661	97,296
Loans charged off:
Commercial	10,086	4,502	16,152	8,653
Mortgage	325	415	698	682
Installment	4,524	6,514	10,554	14,057
Home equity	1,146	571	1,766	1,323
Credit cards	1,951	2,662	3,725	5,082
Leases	6	758	57	2,365

Total	18,038	15,422	32,952	32,162

Recoveries:
Commercial	945	1,184	2,382	2,212
Mortgage	30	52	86	107
Installment	2,965	2,580	6,111	5,305
Home equity	307	318	685	611
Credit cards	585	734	1,034	1,310
Manufactured housing	84	147	185	355
Leases	101	129	270	189

Total	5,017	5,144	10,753	10,089

Net charge-offs	13,021	10,278	22,199	22,073
Provision for loan losses	13,159	5,971	19,265	17,585

Allowance for loan losses — end of period	$87,727	92,808	87,727	92,808

Average loans outstanding	$6,730,531	6,601,204	6,714,222	6,546,926

Ratio to average loans:
(Annualized) net charge-offs	0.78%	0.62%	0.67%	0.68%

Provision for loan losses	0.78%	0.36%	0.58%	0.54%

Loans outstanding — period-end	$6,804,769	6,610,385	6,804,769	6,610,385

Allowance for credit losses:	93,443	98,593	93,443	98,593

As a multiple of (annualized) net charge-offs	1.79	2.39	2.09	2.21

Allowance for loan losses:
As a percent of period-end loans outstanding	1.29%	1.40%	1.29%	1.40%

As a multiple of (annualized) net charge-offs	1.68	2.25	1.96	2.09